Personnel expenses	12 Months Ended
Dec. 31, 2019
Personnel expenses
Personnel expenses

9. Personnel expenses

EURm	2019	2018	2017
Continuing operations
Salaries and wages(1)	5 953	6 356	6 456
Share-based payment expense(2)	77	62	99
Pension and other post-employment benefit expense, net(3)	242	465	445
Social security costs	919	952	845
Total	7 191	7 835	7 845

(1)  Includes termination benefits.

(2)  Presented net of related social costs, refer to Note 26, Share Based Payment. Includes EUR 77 million for equity-settled awards (EUR 62 million in 2018 and EUR 97 million in 2017).

(3)  Includes net gain on pension plan amendments, curtailments and settlements of EUR 131 million, refer to Note 27, Pensions and Other Post-Employment Benefits.

The average number of employees is 98 322 (103 083 in 2018 and 101 731 in 2017).